Supplementary Information to the Consolidated Statements of Profit or Loss and Other Comprehensive Income or Loss (Schedule of Cost of Revenue License) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Statement of comprehensive income [abstract]
Salary and benefits	$ 4	$ 38	$ 102
Royalties payments	0	280	0
Total Royalties payments	4	318	102
Total Cost of Revenues	$ 15,108	$ 13,331	$ 14,992